Disruptive Therapeutics for Pancreatic Diseases

Corporate Overview | December 4, 2017 | Ticker: SNBP

Forward Looking Statements Disclaimer

Certain statements in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are provided under the protection of the safe harbor for forward-looking statements provided by that Act. Forward-looking statements are based on current expectations of future events and often can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “future,” “intends,” “plans,” “project,” “target,” or other words of similar meaning or the use of future dates. Examples of forward-looking statements in this presentation include statements regarding the safety, effectiveness and benefits of SBP-101; the timing of enrollments in and completion of our Phase 1 clinical trial for SBP-101; anticipated submission and acceptance of an IND for pancreatitis by the US FDA; potential business opportunities; future fundraising or capital requirements; and expected financial or operating results. Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by our forward-looking statements. Such uncertainties and risks include, among others, risks associated with our Phase 1 clinical trial for SBP-101, including administration, enrollment, completion and results; safety and efficacy of our drug candidates; regulatory requirements and changes; the availability of and requirements for financial and other resources necessary to execute our business plans; difficulties maintaining and obtaining key personnel, competitive conditions in our primary market; and our ability to establish and protect our intellectual property rights. More detailed information on these and other factors that could affect our actual results are described in our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2016 and, most recently, in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. We encourage you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this presentation. The forward-looking statements provided in this presentation speak only as of the date of this presentation and, except to the extent required by law, we undertake no obligation to update any forward-looking statement because of new information, future events or other factors.

Executive Management Team

Michael T. Cullen, MD, MBA | Co-Founder and Executive Chairman
MGI Pharma, GD Searle, SunPharm, Omnicare, 3M

David B. Kaysen | CEO & Director
Uroplasty, Rehabilicare, Diametrics Medical

Scott Kellen | VP of Finance & CFO
Kips Bay Medical, Transoma Medical, ev3 Inc., Deloitte LLP

Suzanne Gagnon, MD | Chief Medical Officer & Director
ICON, Rhone Poulenc Rorer (Sanofi), Omnicare, Luitpold Pharmaceuticals

Thomas X. Neenan, PhD | Co-Founder & Chief Scientific Officer
Sideris, Genzyme, GelTex Pharmaceuticals

13+ FDA drug approvals, hematology/ oncology success.

20+ year collaborative relationships of pharmacology, toxicology, regulatory, clinical, operations, program management, writing, manufacturing operations and business team leadership.

20+ years of public markets and shareholder value creation experience.

Demonstrated Track Record of Value Creation



Our Mission: Disruptive Therapeutics

Sun BioPharma Inc. is a clinical stage biopharmaceutical company developing disruptive therapeutics for pancreatic disease.



Our Focus: Pancreas

The company's programs are aimed at diseases of the pancreas, including pancreatic cancer and chronic and recurrent acute pancreatitis.



Our Technology: SBP-101

SBP-101 is a novel small molecule originally licensed from the University of Florida Research Foundation. We have developed a proprietary manufacturing process achieving high levels of solubility and stability as well as a new method of use for SBP-101.

SBP-101 Highlights



Urgent Unmet Needs

Pancreatic ductal adenocarcinoma (PDA) and pancreatitis – both multi-billion $ markets - are urgent, unmet medical needs with few / no, effective treatment options

Leverage Natural Process

SBP-101, a small molecule polyamine metabolic inhibitor exploits natural affinity of exocrine pancreas for polyamines to disrupt normal polyamine metabolism

Minimizes Toxicity

Natural selectivity achieves targeted delivery while minimizing toxicity (damage) to islet cells and other non-target tissues

Phase 1a Complete

Completed patient enrollment in Phase 1a safety/dose escalation study

Early Signals of Efficacy

Early signals of efficacy (stable disease, CA19-9 tumor marker and overall survival) observed

New Polyamine Metabolic Inhibitor Selectively Targets Exocrine Pancreas

SBP-101 Programs


PARTNERS
DISCOVERY
NON-CLINICAL
CLINICAL TRIALS
PHASE 1
PHASE 2
US
Mayo Clinic
Honor Health
Australia
Adelaide Cancer Centre
Austin Health (Olivia Newton John Cancer Centre)
Pancreatic Cancer | PDA
University Of Minnesota
Cedars Sinai
Chronic & Recurrent Acute Pancreatitis

Active Partners in US and Australia

SBP-101 Timeline

DISCOVERY	NON-CLINICAL	CLINICAL TRIALS			
		PHASE 1			PHASE 2
2011-2014	**2015**	**2016**	**2017**	**2018**	**2019**
Company founded Technology licensed from the University of Florida Q3: US Orphan Drug Status granted	FDA IND accepted for Phase 1 study Australian HREC/TGA accepted CTN	**Q1:** First patient began dosing Four centers recruited patients (2 USA, 2 Australia) **Q4:** Early signal of efficacy announced	**Q2:** Announced continuing signals of efficacy **Q3:** Identified safe and well-tolerated **dose** **Q4:** Completed enrollment of Phase 1a study **Q4:** Patient OS follow-up	**Q1:** Expect first patient in next study (First-Line Triple Combo) **Q1:** Expect four centers (3 AUS, 1 USA) **Q4:** Expect "Orphan Drug" status in EU **Q3-4:** Potential early results from next study	**Q1:** Expect to initiate Phase 1b expansion of First-Line Triple Combo study **Q3-4:** Potential results from Phase 1b

Momentum and Milestones for SBP-101


MARKET
OPPORTUNITY

Pancreatic Cancer – Third Leading Cause of Death in US



Top Five Cancer Deaths USA 2016

TYPE	INCIDENCE*	DEATHS*	5-YEAR SURVIVAL*
Lung	224,390	158,080	17.7%
Colon	134,490	49,190	65.1%
Pancreas	53,070	41,780	7.7%
Breast	246,660	40,450	89.7%
Prostate	180,890	26,120	98.9%

•Estimates for 2016 based upon 2009-2013 data
(Source: http://seer.cancer.gov/statfacts/)

Note: Afflicts approximately 83,000 people in the European Union (Eurostat 2014) and 337,000 people worldwide (World Health Organization 2014, NIH/NCI)

Pancreatic Cancer: Increasing Incidence, Poor Survival Rates

Pancreatic Cancer



Source Data: Afghani, Pandol, et al – *Pancreas*, November 2015

Pancreatic Cancer

US 53,000 cases/year



- **HIGH MORTALITY AND SHORT LIFE EXPECTANCY**
- **COMMON TYPE | PDA**
  95% pancreatic ductal adenocarcinoma (PDA)
- **LOW SURVIVAL RATE**
  - 7.7% 5-year survival rate
  - < 3 years for metastatic disease
- **CURRENT Rx MINIMAL EFFICACY = APPROVAL**
  Current Rx's approved with improved median survival rates of 10 days to 16 weeks

Major Unmet Medical Need in Pancreatic Cancer

Unmet Medical Need: Pancreatitis



Pancreatitis

US 330,000 cases/year

ACUTE

300,000 US hospitalizations/year

RECURRENT ACUTE

~50% Of Acute Admissions

CHRONIC

30,000 US Hospitalizations/year

DIRECT ANNUAL COST OF ~$3 BILLION

2-5% MORTALITY RATE



Source Data: Afghani, Pandol, et al – *Pancreas*, November 2015

No Current Disease-Specific Rx

S B P - 1 0 1

Unique Mechanism of Action SBP-101:

Polyamine Metabolic Inhibitor (PMI)

- SBP-101 is an analog of a naturally occurring polyamine (PA)
- SBP-101, like natural PAs, is taken up by cells
- Uptake of PAs is accelerated in pancreatic ductal adenocarcinoma (PDA) cells
- SBP-101 in PDA cells disrupts normal polyamine metabolism
- Disruption by SBP-101 triggers programmed cell death / apoptosis



Fundamentally Different Approach to Treat Pancreatic Cancer

Third Generation of Polyamines (Professor Bergeron – Univ of Florida)



Spermine

Metabolized by SSAT

Base Polyamine



Diethylnorspermine

Tested for hepatocellular cancer and others (Parke-Davis, GelTex, Genzyme)

- Up-regulated levels of SSAT
- SSAT levels gave rise to toxic byproducts



Diethylhomospermine

Tested as an anti-diarrheal in AIDS (early 1990s, investigator sponsored IND)

- Not metabolized by SSAT
- Bigeminy (cardiac arrhythmia) observed in dogs



SBP-101

Diethyldihydroxy-homospermine

Currently In Human Study for PDA by Sun BioPharma

- Not metabolized by SSAT
- Depresses ODC and SAMDC levels
- No bigeminy in dogs or Phase 1 patients
- Benign safety profile at recommended dose

Polyamine Analog

Third Generation Polyamine Avoids Prior Safety Issues



PHASE 1 TRIAL& NON-CLINICAL

Preliminary Efficacy Results – Phase 1a Dose Escalation Study



Preliminary Efficacy
24/29 patients were evaluable for preliminary signals of efficacy at 8 weeks

Stable Disease
8/24 had Stable Disease (SD, RECIST criteria)

Reduction in CA 19-9
11/28 patients (39%) had at least one reduction in CA 19-9

Note: Study patients - advanced stage pancreatic cancer & heavily pre-treated

Signals of Efficacy in Heavily Pretreated Patients

Preliminary Efficacy Results – Phase 1a Dose Escalation Study


Best Responses at
8 weeks
with Cumulative
Doses between 2.5 and
8.0 mg/kg

13 patients

Total Cumulative Doses between 2.5 and 8.0 mg/kg

Stable Disease

5/12 had Stable Disease (SD, RECIST criteria)

Reduction in CA 19-9

5/13 patients had at least one reduction in CA 19-9

Median Survival 3.8 months

- 8 patients (62%) have exceeded 3 months of overall survival (OS)
- 4 patients (31%) have exceeded 4 months of OS
- 3 patients (23%) have exceeded 8 months of OS
- 2 patients (15%) have exceeded 10 months of OS
- Certain patients continue to be followed for OS

Early Signals of Efficacy and Safety Data are **Encouraging**

Preliminary Safety Results – Phase 1a Dose Escalation Study

- Safe & well tolerated dose recommended for next clinical trial
- DSMB supports moving to combination study – frontline with gemcitabine and nab-paclitaxel

- Recommended dose for continued development
- Ease of administration, eliminates chair time

No bone marrow suppression (ability to resist infection)

No neuropathy (painful nerve damage)

Determined Safe & Well-Tolerated Dose

Next Study is an Unblinded, First-Line Phase1a/1b



- Triple combination with nab-paclitaxel, gemcitabine and SBP-101
- Previously untreated patients with metastatic pancreatic ductal adenocarcinoma
- Dose-escalation phase, three cohorts to treat 12-18 patients (1a)
- Expansion phase to treat 10 additional patients (1b)
- Four centers: 1 USA and 3 Australia
- First patient expected in Q1 2018
- Results from each Cohort to be reported as completed
- Expected completion of study enrollment - 2H 2019

First-Line Dose Escalation and Expansion Study - Unblinded

SBP-101 in Pancreatic Cancer: Strong Combination Rationale

Superior Efficacy

- Preclinical studies show superior efficacy of SBP-101
- Compelling pre-clinical data in 6 human pancreatic cancer cell lines

Additive Efficacy

- Preclinical studies show additive efficacy in combination with gemcitabine and/or nab-paclitaxel combination
- 2 different human pancreatic cancer xenograft models demonstrate combination efficacy

Minimizes Toxicity

SBP-101 is **not associated** with typical toxicity of approved chemotherapies

- Gemcitabine = bone marrow suppression, nausea, vomiting
- Nab-paclitaxel = neuropathy and bone marrow suppression

Early Signals of Efficacy

Early signals of efficacy in First-in-Human Phase 1 safety trial

Combination Potential

- Additive efficacy
- Overlapping toxicity not anticipated
- No drug interaction anticipated

Efficacy + Safety = Combination Rx Potential

SBP-101 vs. Gemcitabine & Nab-paclitaxel Combinations

Maximum % growth inhibition (mean±SE) at 96 hours with 10 µM SBP-101 alone and in combination with gemcitabine and/or nab-paclitaxel in 6 human pancreatic cancer cell lines



100
90
80
70
60
50
40
30
20
10
0
% Inhibition
AsPc-1
BxPC-3
CaPan-1
HPAF-II
MiaPaca-2
Panc-1
Cell Line
Gemcitabine
Nab-paclitaxel
Gem+Nab
SBP-101
Gem + SBP-101
Nab + SBP-101
Gem+Nab+SBP-101

Source: Baker CB et al Pancreas 2015;44(8) 1350

Demonstrates Superior and Additive Efficacy in Non-Clinical Study

SBP-101 + Gemcitabine & Nab-paclitaxel - BxPC-3 Xenografts

SBP-101 Improved TGI and Response Rates

TREATMENT	TUMOUR GROWTH INHIBITION	COMPLETE RESPONSE	PARTIAL RESPONSE
SBP-101	79%	0	0
SBP-101 + Gem	93%	0	20%
SBP-101 + nab-p	98%	**40%**	**60%**
SBP-101 + Gem + nab-p	97%	10%	30%
Gem + nab-p	94%	0	50%

TGI = tumor growth inhibition | Gem = gemcitabine | nab-p = nab-paclitaxel | Charles River Lab, NC, USA

Source: Sun Bio Report PHARM-007

100% Response Rate (CR + PR) with SBP-101 + nab-paclitaxel

Intellectual Property



Issued Patent:

- **US Patent No 6,160,002** is a method of use patent that covers the use of SBP-101 for the chemical resection of the exocrine portion of the pancreas, issued on December 12, 2000, expiring on July 19, 2019 (licensed from the University of Florida).



Patents Pending:

- **Int'l Application No. PCT/US2016/55888** filed Oct. 7, 2016 (designating all PCT countries including US) covers methods of using SBP-101 to treat pancreatitis and takes priority from **U.S provisional Application No. 62/238,916** filed October 8, 2015.

US Orphan Drug Status

- Granted by US in 2014 for pancreatic cancer (7 years market exclusivity)
- Expected in EU & Japan (10 and 7 years, respectively)
- Exclusivity begins with marketing authorization/approval

Patents and Orphan Drug Designation Provide Substantial Protection

Physician Collaborators



Dan Von Hoff, M.D.

TGen/Mayo Clinic, Scottsdale, AZ



James Abbruzzese, M.D.

Duke Cancer Institute, Durham, NC



David Goldstein, M.D

Prince Henry & Prince of Wales Hospital, Sydney, Australia



Ashok Saluja, Ph.D.

Laboratory U of Miami, formerly U of Minnesota Surgery Department lab

- Mechanism of action (MOA) pancreatic cancer
- Pancreatitis Models



Steve Pandol, M.D.

Laboratory Cedars-Sinai

Human acinar cells, Pancreatitis models

> "Our team at the University of Miami is excited about the opportunity to work with the compound SBP-101. The compound's novel mechanism of action is showing promise as a candidate for the largely unmet medical needs pertaining to the treatment of pancreatic cancer and pancreatitis."
>
> -Dr. Ashok Saluja, American Pancreatic Association Past President

Enthusiastically Supported by Leading Pancreatic KOLs

Institutional Collaborators

Research Partners

University of Minnesota

Cedars-Sinai

University of Miami

UF University of Florida

Clinical Sites US

Mayo Clinic

HonorHealth

UF University of Florida

Clinical Sites Australia

Adelaide Cancer Centre

Olivia Newton-John Cancer & Wellness Centre

NSW Government Health Western Sydney Local Health District

World Renowned Research and Clinical Institutions

Milestones – PDA & Pancreatitis

2017
Safety Dose
Identified safe & well tolerated dose Phase 1a cancer safety data available

2018
First-Line Trial
Initiation of patient enrollment in second cancer trial

2018
Early Results
Early results from first-line cancer trial Q3/Q4



Pancreatic Cancer | PDA

Pancreatitis | Chronic or Recurrent Acute*

2018
IND Study
Submission and acceptance for pancreatitis

2018
Enrollment
First patients enrolled pancreatitis phase 1 clinical trial

2019
Early Data
Early data signal on pancreatitis 12-18 months post 1st patient enrollment

Multiple Clinical Data Events Expected to Support News Flow

* Timing for pancreatitis development dependent upon available financing

Capitalization: As of September 30, 2017

Capitalization Table		WAEP	$ Value	% of Fully Diluted
Common Shares Outstanding	3,670,432			73.13%
Mandatorily Convertible Notes *	313,134	$10.10	$3,162,648	6.24%
Stock Options	683,960	$9.77	$6,684,575	13.63%
Warrants	351,500	$5.93	$2,084,063	7.00%
Fully Diluted Shares Outstanding	**5,019,026**			**100%**
Financial Statistics:				
Market Cap:	$51M	**		
Average Quarterly Cash Burn:	~$1M			

* Mandatorily Convertible Note will convert into equity upon consummation of an offering at the lessor of $10.10 or 90% of the unit price in the offering.

** Market cap as of November 27, 2017 ($14.00/share)

Clean Structure & Capital Efficient

SYN BioPharma

Disruptive Therapeutics
for Pancreatic Diseases